SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 8, 2007

Date of Report

(Date of earliest event reported)

Merix Corporation

(Exact Name of Registrant as Specified in Charter)

Oregon	0-23818	93-1135197
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

15725 SW Greystone Ct., Ste 200, Beaverton, OR 97006

(Address of principal executive offices, including Zip Code)

503-359-9300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 8, 2007, Merix Corporation issued a press release announcing its preliminary financial results for the first quarter of fiscal 2008. The press release is attached as exhibit 99.1 to this Form 8-K and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Merix Corporation Press Release dated October 8, 2007 regarding its financial results for the period ended September 1, 2007.

99.2	Transcript of Merix Corporation Conference Call and Webcast held October 8, 2007 regarding its financial results for the quarter ended September 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIX CORPORATION

Dated: October 8, 2007	/s/ Kelly E. Lang
Kelly E. Lang Executive Vice President and Chief Financial Officer

3